UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2014

Industrial Income Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-54372	27-0477259
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 Seventeenth Street, 17th Floor

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Strategic Alternatives Update

As previously disclosed, Industrial Income Trust Inc.’s (the “Company”) board of directors engaged a third party advisor to assist the Company with the exploration of potential strategic alternatives, including but not limited to a possible sale, merger or listing of the Company’s common stock on a national securities exchange in connection with effecting a liquidity event. The board of directors and the Company continue to work with the third party advisor in exploring various potential strategic alternatives. There can be no assurance that the Company will determine to pursue any strategic alternatives or liquidity event.

Portfolio Update

As of September 30, 2014, the Company owned and managed a consolidated portfolio that included 283 industrial buildings totaling approximately 57.6 million square feet in 19 major industrial markets throughout the U.S. Since inception through September 30, 2014, the Company has invested approximately $3.8 billion in real estate properties.

As of September 30, 2014, the Company also had eight buildings aggregating approximately 2.0 million square feet under contract or under development for an expected purchase price totaling approximately $164.5 million.

Operating and Financial Results

The Company expects to file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 with the Securities and Exchange Commission (the “SEC”) on or around November 12, 2014.

Public Earnings Call

The Company will host a public conference call on Monday, November 24, 2014 to review quarterly operating and financial results for the quarter ended September 30, 2014. Dwight Merriman, Chief Executive Officer, and Tom McGonagle, Chief Financial Officer, will present operating and financial data and discuss the Company’s corporate strategy and acquisition and development activity. The conference call will take place at 2:15 p.m. MST and can be accessed by dialing (800) 728-2056. To access a replay of the call, contact Dividend Capital at (866) 324-7348.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (such as statements concerning the potential acquisitions under contract and properties under development) that are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, risks associated with the Company’s ability to complete the acquisitions under contract and the construction of the properties under development, and those risks set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, as amended or supplemented by the Company’s other filings with the SEC. Although these forward-looking statements reflect management’s belief as to future events, actual events or our investments and results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements. The Company cannot assure you that it will attain its investment objectives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL INCOME TRUST INC.

October 20, 2014	By:	/s/ THOMAS G. MCGONAGLE
	Name:	Thomas G. McGonagle
	Title:	Chief Financial Officer

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